Network Rollout Schedule

Central Administrative Region



40
30
20
10
0
3
2
1
-1
Jul 02
Aug 02
Sept 02
Oct 02
Nov 02
Dec 02
Jan 03
Feb 03
Homes passed, '000 (LH)
Capex (US$m) (RH)

Average Capex per home passed - $59

Network Rollout

Penetration in the existing operating areas

June, 2002

Penetration	Khamovniki	Chertanovo
Broadcasting TV	35%	39%
Pay TV services	17,4%	6,1%
IP access service	19,4%	8,8%
ARPU	$6	$2,6

Enrollments

Central Administrative Region (New zones)

Penetration after 3 weeks of operations

Homes passed	1622	
	Number of customers	Penetration
New suscribers	485	*30%*
Pay-TV	33	*7%*

Enrollments

New subscribers, monthly 2001-2002



Actual
Projected
8 000
7 000
6 000
5 000
4 000
3 000
2 000
1 000
0
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr - 02
May-02
Jun-02
Jul-02
Aug-02
Sept-02
Oct-02
Nov-02
Dec-02

Enrollments

New subscribers, 2002-2003 quarterly



150 000
130 000
110 000
90 000
70 000
50 000
30 000
10 000
-10 000
23 762
30409
34097
41267
61567
90177
109377
120877
148027
2001A
1-2002A
2-2002A
3-2002P
4-2002P
1-2003P
2-2003P
3-2003P
4-2003P
New subscribers

Financial Projections

Pay TV subscribers and monthly ARPU, 2002-2003 quarterly


22 000
17 000
12 000
7 000
2 000
-3 000
12
10
8
6
4
2
0
(US$)
2 000
2613
2700
3242
5472
8632
10732
12192
15842
5
5
5
5,6
6,7
10,1
10,3
10,2
10,2
2001A
1-2002A
2-2002A
3-2002P
4-2002P
1-2003P
2-2003P
3-2003P
4-2003P
Pay TV subscribers (LH)
Monthly ARPU (RH)

Wider choice of content and introduction of value-added services will drive growth in Pay-TV subscribers and ARPUs

Financial Projections

Internet subscribers and monthly ARPU, 2002-2003 quarterly



30 000
25 000
20 000
15 000
10 000
5 000
0
25
23
21
19
17
15
13
11
9
7
5
(US$)
22
22
20
21,6
22,3
20,3
20,5
20,5
2 000
2886
3417
4147
7547
11847
14747
16847
21247
2001A
1-2002A
2-2002A
3-2002P
4-2002P
1-2003P
2-2003P
3-2003P
4-2003P
Internet subscribers (LH)
Monthly ARPU (RH)

Migration to higher-margin services

Up-sales as percent of total Pay-TV and Internet sales



%
Pay-TV
100,0
80,0
60,0
40,0
20,0
0,0
June-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr - 02
May-02
Jun-02
Up-sales
Total Pay-TV sales



%
Internet
100,0
80,0
60,0
40,0
20,0
0,0
June-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr - 02
May-02
Jun-02
Up-sales
Total Internet sales

Development of New Services

Pay-per-view


($US)
80 000
60 000
40 000
20 000
0
2
1
0
4_2002
1_2003
2_2003
3_2003
4_2003
Number of views
Average cost of movie


%
80 000
60 000
40 000
20 000
0
100
90
80
70
60
50
40
30
20
10
0
4_2002
1_2003
2_2003
3_2003
4_2003
Revenues
Gross margin,%

Development of New Services

Movie Channel


($US)
3 000
2 500
2 000
1 500
1 000
500
0
5
4
3
2
1
0
4_2002
1_2003
2_2003
3_2003
4_2003
Movie channel subscribers
Subscription fee


%
25 000
15 000
5 000
-5 000
100
90
80
70
60
50
40
30
20
10
0
4_2002
1_2003
2_2003
3_2003
4_2003
Revenues
Gross margin,%

Development of New Services

Telephony



($US)
2 000
1 500
1 000
500
0
30
25
20
15
10
5
0
3_2002
4_2002
1_2003
2_2003
3_2003
4_2003
Telephony subscribres
Monthly ARPU



%
200 000
160 000
120 000
80 000
40 000
0
100
90
80
70
60
50
40
30
20
10
0
3_2002
4_2002
1_2003
2_2003
3_2003
4_2003
Revenues
Gross margin,%

Development of New Services

Home LANs


($US)
18 000
15 000
12 000
9 000
6 000
3 000
0
30
25
20
15
10
5
0
3_2002
4_2002
1_2003
2_2003
3_2003
4_2003
Total subscribres
Monthly ARPU


%
900 000
800 000
700 000
600 000
500 000
400 000
300 000
200 000
100 000
0
100
90
80
70
60
50
40
30
20
10
0
3_2002
4_2002
1_2003
2_2003
3_2003
4_2003
Revenues
Gross margin,%

Revenue and Cost Analysis

Recurring revenue structure


Broadcasting TV
15%
Home LANs
20%
Pay-TV
15%
Telephony
6%
Internet
44%

Recurring cost of revenue structure


Home LANs
11%
TV
50%
Internet
33%
Telephony
6%

Financial Projections

Blended ARPU


7
6
5
4
3
2
(US$)
3,2
3
3,3
4,5
5,2
5,5
5,8
1-2002A
2-2002A
3-2002P
4-2002P
1-2003P
2-2003P
3-2003P
Blended ARPU

Financial Projections

Pay-TV and Internet revenues



US$ ('000)
2 400
2 200
2 000
1 800
1 600
1 400
1 200
1 000
800
600
400
200
0
99
254
82
233
108
283
265
811
456
1104
474
1510
456
1855
680
2 390
1-2002A
2-2002A
3-2002P
4-2002P
1-2003P
2-2003P
3-2003P
4-2003P
Pay-TV
Internet

Income Statement

Income Statement	1_2002	2_2002	3_2002	4_2002	2002	1_2003	2_2003	3_2003	4_2003	2003
Total revenue	436	401	507	1 422	2 766	1 988	2 457	2 818	3 662	10 924
Total COR	596	503	828	1 671	3 598	1 891	1 769	1 712	2 154	7 526
GROSS Profit	-160	-102	-321	-249	-832	97	688	1 105	1 507	3 398
Gross Margin	-31%	-19%	-74%	-10%	-30%	13%	36%	39%	43%	31%
Operating expenses	634	588	787	1 129	3 137	1 286	1 234	1 094	1 295	4 909
EBIT	-1 155	-1 052	-1 670	-2 049	-5 926	-1 952	-1 326	-780	-594	-4 653
EBIT margin %	-264%	-271%	-304%	-124%	-214%	-83%	-40%	-24%	-14%	-43%
Depreciation and Amortiza	360	362	563	672	1 957	763	779	792	806	3 141
EBITDA	-794	-690	-1 107	-1 377	-3 969	-1 189	-546	11	212	-1 512
EBITDA margin %	-309%	-313%	-373%	-143%	-251%	-84%	-13%	3%	10%	-22%
FX	8	32	18	18	76	18	18	18	18	72
Interest expense	17	9	7	0	33	0	0	0	0	0
Interest income	0	0	0	0	0	0	0	0	0	0
PBT	-1 180	-1 092	-1 696	-2 067	-6 034	-1 970	-1 344	-799	-611	-4 725
Incom e Tax	-64	-64	-64	-64	-257	-64	-64	-64	-64	-257
Net income (loss)	-1 115	-1 028	-1 631	-2 003	-5 777	-1 906	-1 280	-735	-547	-4 468

Cash Flow Statement

Cash Flow Statement	1_2002	2_2002	3_2002	4_2002	2002	1_2003	2_2003	3_2003	4_2003	2003
Cash and cash equivalents, beginning of period	1 184	442	1 082	271		3 981	2 424	1 525	1 132	
Net Income	(1 115)	(1 028)	(1 631)	(2 003)		(1 904)	(1 278)	(733)	(546)	
Add:Depr	360	362	563	672		763	779	792	806	
Change in Assets	(172)	(1 187)	751	1 316		1 941	131	187	73	
Change in Liabilities	197	(229)	(80)	(451)		(551)	(64)	(14)	158	
Cash From Operations	(730)	(2 081)	(397)	(466)		247	434	230	489	
Cash From Operations Cumulative	(730)	(2 812)	(3 208)	(3 675)		247	187	43	532	
Capital Investment:	12	19	2 914	5 527	8 472	1 805	468	624	685	3 582
Funding	-	-	-	-		-	-	-	-	
Capital	-	5 000	-	12 203	17 203	-	-	-	-	
Vendor Financing	-	-	-	-		-	-	-	-	
Vendor Fin.Repayments	-	-	-	-		-	-	-	-	
Loan Repayments	-	(2 510)	-	(2 500)	-5 010	-	-	-	-	
Loans	-	250	2 500	-		-	-	-	-	
Subtotal Funding	-	2 740	2 500	9 703	14 943	-	-	-	-	
Cash Flowfor Period	(742)	640	(811)	3 710		1 558	(901)	(394)	(196)	
Cash and cash equivalents, end of period	442	1 082	271	3 981		2 423	1 522	1 127	932	

Balance Sheet


Internet
Cable TV
Broadband

	1 2002	2 2002	3 2002	4 2002	1 2003	2 2003	3 2003	4 2003
ASSETS								
Current assets								
Cash and cash equivalents	442	1 081	271	3 980	2 422	1 522	1 127	932
Accounts receivable	29	27	30	32	35	39	42	46
Prepaid expenses						26	27	27
Other current assets	673	905	952	2 047	526	300	300	300
Inventories	718	1 162	1 089	751	826	892	701	624
Total current assets	1 862	3 175	2 342	6 810	3 809	2 779	2 198	1 929
Net Property, Plant & Equipment	656	582	17 071	22 194	23 503	23 469	23 559	23 706
Construction in progress	2 793	3 301	2 574	499			0	0
Net Intangible assets	8 660	8 393	8 124	7 856	7 589	7 321	7 053	6 786
Long-term investment	2 883	2 883	6 788	6 788	6 787	6 788	6 788	6 788
Total assets	16 854	18 334	36 899	44 147	41 688	40 347	39 598	39 208
LIABILITIES								
Current Liabilities								
Accounts Payable	682	567	618	675	247	251	300	450
Accounts Payable to Affiliates								
Notes Payable to Affiliates/Vendors	24	0	7	0				
Current portion of Long Term Debt								
Deferred taxes	2 035	1 970	1 906	1 842	1 778	1 713	1 649	1 585
Accrued Liabilities	581	555	559	72	10	10	10	82
Other Current	327	327	250	300	300	300	300	300
Total Current Liabilities	3 649	3 419	3 340	2 889	2 335	2 274	2 259	2 417
Loans	2 260	0	2 500	0				
Long Term Debt to Affiliates								
Total Liabilities	5 909	3 419	5 840	2 889	2 338	2 273	2 259	2 417
Equities								
Paid in capital	19 976	19 976	19 976	19 976	54 955	54 955	54 955	54 955
Additional paid-in capital	0	5 000	22 775	34 977				
Retained Earnings	-7 916	-7 916	-7 916	-7 916	-13 696	-13 696	-13 696	-13 696
Current Earnings	-1 115	-2 145	-3 776	-5 779	-1 906	-3 185	-3 920	-4 468
Total Equity	10 945	14 915	31 059	41 258	39 353	38 073	37 339	36 791
Total Liabilities Equity	16 854	18 334	36 899	44 147	41 688	40 347	39 598	39 208

Financial Projections

EBITDA and profitability



500 000
400 000
300 000
200 000
100 000
(100 000)
(200 000)
(300 000)
(400 000)
(500 000)
US$ ('000)
15
5
(5)
(15)
(%)
(386 318)
(432 887)
(370 710)
(321 565)
(156 510)
(66 759)
(14 833)
4 927
22 669
34 610
91 143
88 109
-3
1
3
5
11
10
Jan-03
Feb-03
Mar-03
Apr- 03
May-03
Jun-03
Jul-03
Aug-03
Sep-03
Oct-03
Nov-03
Dec-03
EBITDA (LH)
EBITDA margin (RH)
-129
-119
-84
-68
-32

Summary of Business Plan Assumptions

Key business plan assumptions (2001-2003)

	2001A	1-2002A	2-2002A	3-2002P	4-2002P	1-2003P	2-2003P	3-2003P	4-2003P
Homes passed	89076	89076	89076	117976	225976	280976	280976	280976	280976
Broadcasting customers	23 762	30409	34097	41267	61567	90177	109377	120877	148027
Pay-TV subscribers	2 000	2613	2700	3242	5472	8632	10732	12192	15842
Internet subscribers	2 000	2886	3417	4147	7547	11847	14747	16847	21247
Pay-TV Penetration of homes passed (%)	*2%*	*3%*	*3%*	*3%*	*2%*	*3%*	*4%*	*4%*	*6%*
Internet Penetration of homes passed (%)	*3%*	*3%*	*4%*	*4%*	*3%*	*6%*	*7%*	*8%*	*9%*
Net revenues		435481	478218	864257	1764140	2259536	2667248	2997167	3760421
EBITDA (US$m)		-794333	-689837	-1112267	-1377837	-1192524	-558706	11027	178976
EBITDA margin (%)		*-309%*	*-313%*	*-374%*	*-143%*	*-84%*	*-14%*	*2%*	*9%*
Monthly ARPU per pay-TV subscriber (US$)	5	5	5	5,6	6,7	10,1	10,3	10,2	10,2
Monthly ARPU per Internet subscriber (US$)	22	22	20	21,6	22,3	20,7	20,3	20,5	20,5
Blended monthly ARPU (US$)		3,2	3	3,3	4,5	5,2	5,5	5,8	5,9

New Financing for Moscow Franchise

- Minimum additional funding required to close CC-TV transaction - $5M
- CC-TV fully funded operating plan
  - AGI/MBC to contribute $18.5M of existing funds to CC-TV capital in 2002
  - Center City construction project $10M for 200,000 dwellings
  - CC-TV projected cash on hand 12/31/02 - $4.0M
  - CC-TV positive EBITDA 3Q 2003
  - CC-TV has no debt

Andersen Group, Inc. (100% owner of Moscow franchise)

FINANCING OPTIONS

- Private Investment in Public Equity (PIPE)
- Underwritten distribution New York and London

ZAO ComCor-TV (Operating company)

- Private Equity Placement
- Strategic Investor
- Vendor Financing

Note: To build out the license and provide broadband services to 1.5 million homes (5M people) will cost US$200M over 3 years including cost per home (US$100), infrastructure and working capital.

Andersen Group